UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 April 14, 2005


                           GIANT JR. INVESTMENTS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-32923                                  33-0198542
     (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)


                                 2575 McCabe Way
                            Irvine, California 92614
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (949) 486-1711
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The Registrant and Forest Glenneyre & Associates ("FG&A") agreed to delay the closing of their Securities Exchange Agreement dated April 11, 2005 (the "Agreement"). After announcing the close of the Agreement on April 14, 2005, certain previously unintended closing items arose. Both the Registrant and FG&A agreed to suspend any closing for a period of thirty (30) days in order to investigate these items that might impair the positive goals that the parties intended.

In view of the aforementioned issues, there is no assurance that the exchange will close or if it does close that the terms and conditions of the original Agreement will remain the same.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1  News Release by the Registrant on April 15, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GIANT JR. INVESTMENTS CORP.
                                            ---------------------------
                                                    REGISTRANT


Date: April 15, 2005                        By: /s/ Javan Khazali
                                                --------------------------------
                                                Name: Javan Khazali
                                                      Chief Executive Officer